Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
FT Confluence BDC & Specialty Finance Income ETF

Ticker Symbol:	FBDC
Exchange:	NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FBDC.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  April 1, 2026, are all incorporated by reference into this Summary Prospectus.
April 1, 2026

Investment Objectives
The FT Confluence BDC & Specialty Finance Income ETF (the "Fund") seeks a high level of current income. As a secondary objective, the Fund seeks an attractive total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	11.49%
Total Annual Fund Operating Expenses(1)	12.44%
(1)
"Management Fees", "Other Expenses" and "Total Annual Fund Operating Expenses" have been restated to reflect current fees.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$1,198	$3,332	$5,161	$8,668
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As a result of a reorganization (the "Reorganization"), the Fund acquired all of the assets, subject to the liabilities, of First Trust Specialty Finance and Financial Opportunities Fund, a closed-end investment management company (the “Predecessor Fund”). Accordingly, the portfolio turnover rate set forth below represents a blended portfolio turnover rate of both the Predecessor Fund and the Fund for the fiscal year. During the most recent fiscal year, the blended portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities of business development companies (“BDCs”) and other specialty finance companies that Confluence Investment Management LLC, the Fund's investment sub-advisor (the “Sub-Advisor”), believes offer attractive opportunities for income and capital appreciation. In current market conditions, the Fund anticipates that its assets will be invested primarily in securities of BDCs.
BDCs are a type of specialty finance company whose principal business is to invest in and lend capital to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940 (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange. Specialty finance companies include entities other than BDCs that provide financing to borrowers with capital needs that are different relative to traditional borrowers (which typically utilize commercial banks or public debt markets to meet their financing requirements) and often engage in asset-based and other forms of non-traditional financing activities. BDCs and other categories of specialty finance companies, including real estate investment trusts ("REITs"), which may include mortgage REITs, mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses, typically pass cash flow through to their investors without being taxed at the entity level.

When evaluating portfolio companies, the Sub-Advisor performs company-specific analysis on the BDCs and specialty finance companies, evaluating the capability, resources and track records of management teams. The ability to consistently deliver attractive returns to shareholders while prudently making sound capital allocation decisions are of high importance. The Sub-Advisor also evaluates the nature of risks embedded in a BDC’s or specialty finance company's primary business, as well as risks systemic to industries and the broader sector.
As of February 27, 2026, the Fund expects to have significant investments in financial companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund will be exposed to the risks associated with that jurisdiction or investment sector.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.
BDC RISK. BDCs are a type of specialty finance company and the Fund invests in BDCs. Although many BDC loans and investments are to mature companies, a BDC may also invest in and lend to smaller and developing companies as well as companies that are experiencing financial crises. Investments in these types of companies may present a greater risk of loss due to the companies’ youth, limited track records and limited access to capital markets, and these companies also may be susceptible to competition and economic and market changes due to limited products and market shares. In addition, the securities of smaller and developing companies and companies experiencing financial crises typically have limited liquidity and may be more difficult to value. Those companies with limited capital resources may have a greater risk of default on their debt and may not be able to distribute dividends on any preferred and common stock. A BDC may use leverage (e.g., borrowing and the issuance of fixed income and preferred securities) to finance its own operations, which magnifies gains and losses on amounts invested by the BDC and increases the risks that a BDC and may suffer significant losses during periods of acute market fluctuation. The Fund has no control over management of a BDC or the investments made by BDCs, and BDCs are subject to additional risks, including periods when their shares trade at a discount to their net asset value, or conditions when public market liquidity is low. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of being susceptible to adverse conditions and economic or regulatory circumstances affecting the specific sector or industry group, which may increase volatility and risk. The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any single BDC, to 3% of the closed-end fund's total outstanding stock, and the Fund may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the management fee and other expenses of the Fund.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of the Fund's portfolio managers in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund's performance.
EQUITY SECURITIES RISK. The value of the Fund's shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular portfolio investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
REIT RISK. The Fund may invest in specialty finance companies other than BDCs, such as REITs. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. Because the Fund expects to invest a significant portion of its assets in the financial sector, it may be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration, government regulation and competition.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SPECIALTY FINANCE COMPANIES RISK. The Fund may invest in specialty finance companies other than BDCs, such as REITs, which may include mortgage REITs, mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. The profitability of such specialty finance and other financial companies often may be dependent upon the availability and cost of capital funds and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Specialty finance companies are subject to rapid business changes, significant competition, value fluctuations due to the investment of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
Annual Total Return
On May 5, 2025, the shareholders of First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust that is registered as a closed-end management investment company (the “Target Fund”), approved an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Fund and the Trust, on behalf of the Fund, pursuant to which the Target Fund would: (i) transfer all of its assets to the Fund in exchange solely for newly issued shares of the Fund and the Fund’s assumption of all of the liabilities of the Target Fund; and (ii) immediately distribute such newly issued shares of the Fund to shareholders of the Target Fund (the “Reorganization”).
As a result of the Reorganization, the Fund has assumed the performance history of First Trust Specialty Finance and Financial Opportunities Fund (the “Predecessor Fund”). The bar chart and table below provide some indication of the risks of investing in the Predecessor Fund by showing you how the performance of the Predecessor Fund has varied from year to year, from its inception on May 25, 2007, until the date of the Reorganization on June 30, 2025. As the Predecessor Fund and Fund have a number of differences, including that the Predecessor Fund is a closed-end fund which utilizes leverage while the Fund is an exchange-traded fund which does not utilize leverage, the Predecessor Fund’s past performance is not indicative of how the Fund will, or is expected to, perform in the future. Accordingly, any Fund performance and historical returns shown below that incorporates Predecessor Fund performance prior to June 30, 2025 is not indicative of the performance that the Fund would have generated.
The bar chart and table below illustrate the annual calendar year returns of the Fund (having assumed the performance of the Predecessor Fund) based on net asset value as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance (having assumed the performance of the Predecessor Fund) from year-to-year and by showing how the Fund’s average annual total returns based on net asset value for years 1, 5, 10 (as applicable) and since inception compared to those of two market indices, a blended benchmark and a broad-based securities market index. The Fund’s updated performance information is accessible on the Fund’s website at http://www.ftportfolios.com.

FT Confluence BDC & Specialty Finance Income ETF
Calendar Year Total Returns as of 12/31

During the periods shown in the chart above:
	Return	Period Ended
Best Quarter	35.37%	June 30, 2020
Worst Quarter	-63.72%	March 31, 2020
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for an index do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2025
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes(1)	-2.45%	11.68%	5.93%	1.77%	5/25/2007
Return After Taxes On Distributions	-6.28%	7.54%	1.57%	-2.27%
Return After Taxes on Distributions and Sale of Fund Shares	-1.41%	7.19%	2.49%	-0.64%
MarketVectorTM US Business Development Companies Liquid Index(2) (reflects no deduction for fees, expenses or taxes)	-3.51%	11.91%	9.43%	N/A
MSCI USA IMI Financials Index(2) (reflects no deduction for fees, expenses or taxes)	14.97%	15.26%	13.07%	N/A
FBDC Blended Benchmark(3) (reflects no deduction for fees, expenses or taxes)	1.52%	9.97%	8.80%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	10.56%
(1)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Predecessor Fund’s Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(2)
Because the index has an inception date after the Fund's inception, performance data is not available for all the periods shown.
(3)
The Blended Benchmark consists of a 70/20/10 blend of the MVIS U.S. Business Development Companies Index, the FTSE NARIET Mortgage REIT Index and the S&P SmallCap Financials Index. The Blended Benchmark returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month, the three indices are rebalanced, to account for divergence from that ratio that occurred during the course of each month to the ratios noted above. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above. Since the MVIS U.S. Business Development Companies Index had an inception date of August 4, 2011, the performance of the Blended Benchmark is not available for all of the periods disclosed.

Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”)
Portfolio Managers
The following persons are members of Confluence’s investment committee and serve as the portfolio managers of the Fund:
●
Mark Keller, CFA, Chief Executive Officer and Chief Investment Officer of Confluence
●
David Miyazaki, CFA, Senior Vice President and Portfolio Manager of Confluence
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since June 2025.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FBDC.
FBDCSP040126